Consolidated Statements of Operations (Unaudited) - USD ($)	3 Months Ended
	Mar. 31, 2023	Mar. 31, 2022
Oil and gas sales	$ 71,716	$ 0
Lease operating expenses	179,441	1,876
Gross loss	(107,725)	(1,876)
Operating expenses:
Professional services	110,483	148,688
Board of director fees	36,000	48,000
General and administrative	151,530	149,330
Total operating expenses	298,013	346,018
Loss from operations	(405,738)	(347,894)
Other income (expense):
Other income	1,139	0
Interest expense	(55,223)	(25,486)
Gain (loss) on change in fair value of derivative liabilities	0	(2,758)
Total other income (expense)	(54,084)	(28,244)
Net loss	$ (459,822)	$ (376,138)
Loss per share:
Basic (in dollars per share)	$ (0.02)	$ (0.02)
Diluted (in dollars per share)	$ (0.02)	$ (0.02)
Weighted average shares outstanding:
Basic (in shares)	21,653,326	18,824,106
Diluted (in shares)	21,653,326	19,256,426